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                                                                EXHIBIT 10.08.01


                   LOCAL PROGRAMMING AND MARKETING AGREEMENT
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     This Local Programming and Marketing Agreement (the "Agreement"), dated as of June 13, 1997, is entered into by and between SONSINGER, INC. (the "Licensee"), the licensee of radio station KKOL(AM), Seattle, Washington (the "Station"), pursuant to authorizations issued by the Federal Communications Commission (the "FCC"), and INSPIRATION MEDIA, INC. (the "Programmer").

     WHEREAS, the Licensee has available broadcasting time and is engaged in the business of radio broadcasting on the Station; and

     WHEREAS, the Programmer desires to avail itself of Station's broadcast time for the presentation of a programming service, including the sale of program and advertising time, in accordance with procedures and policies approved by the FCC;

     NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the parties hereto have agreed and do agree as follows:

     1.  PURCHASE OF AIR TIME AND BROADCAST OF THE PROGRAMMING.   The Licensee
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agrees to make the broadcasting transmission facilities of the Station available to the Programmer and to broadcast on the Station, or cause to be broadcast, the Programmer's programs for up to 24 hours a day, seven days a week (the "Programming"). The studio facilities and the transmitting equipment of the Licensee relating to the Station, including any equipment owned by the Licensee not currently in service, shall be made available to the Programmer for its use during the term of this Agreement.

     2.  CONSIDERATION.  The terms and conditions of payment to the Licensee for
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the broadcasting of the Programming during the term of this Agreement shall be as set forth in Schedule 2.
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     3.  TERM.  This Agreement shall commence at 12:00:01 a.m. on June 13, 1997
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("Commencement Date").  Unless earlier terminated as provided by this Agreement, the term of this Agreement shall terminate on the tenth (10th) anniversary of the Commencement Date; provided that either party hereto may terminate this Agreement on thirty (30) days written notice. In the event that either party receives formal or informal notice from the FCC that this Agreement or any of its terms is contrary to the public interest or violates any FCC statute, regulation, rule or policy, either party shall have the right to terminate this Agreement immediately by written notice to the other party.

     4.  STATION FACILITIES.
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          4.1  OPERATION OF STATION.  Throughout the term of this Agreement, the
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Licensee shall make the Station available to the Programmer for operation with the maximum authorized facilities, as defined below, for up to 24 hours a day, seven days a week, except for downtime occasioned by routine maintenance which will be performed between the hours of 12

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midnight and 6:00 a.m.  Any maintenance work affecting the operation of the
Station at full power shall be scheduled upon at least 48 hours prior notice with the agreement of the Programmer, such agreement not to be unreasonably withheld. For purposes of this Agreement, the term "maximum authorized facilities" is used with reference to the Station's signal as of the date of commencement of this Agreement.

          4.2  INTERRUPTION OF NORMAL OPERATIONS.  If the Station suffers loss
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or damage of any nature to its transmission facilities which results in the interruption of service or the inability of the Station to operate with its maximum authorized facilities, the Licensee shall immediately notify the Programmer, and shall undertake such repairs as necessary to restore the full-time operation of the Station with its maximum authorized facilities as quickly as reasonably practicable, but in no event more than seven (7) days from the occurrence of such loss or damage.

     5.  HANDLING OF MAIL.  The Programmer shall provide to the Licensee the
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original or a copy of any correspondence which it receives from a member of the public relating to the Programming to enable the Licensee to comply with FCC rules and policies, including those regarding the maintenance of the public inspection file (which shall at all times remain the responsibility of the Licensee).

     6.  PROGRAMMING AND OPERATIONS STANDARDS.   All programs supplied by the
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Programmer shall be in good taste and shall meet in all material respects all requirements of the Communications Act of 1934 and all applicable rules, regulations and policies of the FCC and the policies of the Station. All advertising spots and promotional material or announcements shall comply with all applicable federal, state and local regulations and Station policies. If, in the judgment of the Licensee or the Station's General Manager, any portion of the Programming presented by the Programmer does not meet such standards, the Licensee may suspend or cancel any such portion of the Programming.

     7.  RESPONSIBILITY FOR EMPLOYEES AND RELATED EXPENSES.
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          7.1  PROGRAMMER EMPLOYEES.  The Programmer shall furnish or cause to
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be furnished the personnel and material for the production of the Programming to be provided by this Agreement. The Programmer shall not pay or reimburse the salaries or other costs associated with any employees of Station that Licensee may be required to employ or may elect to employ on or after the date of commencement of this Agreement.

          7.2  LICENSEE EMPLOYEES.  The Licensee will provide and have
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responsibility for the Station personnel necessary for the broadcast transmission of Programmer's programs and compliance with other requirements of the Licensee as set forth by the FCC and will be responsible for the salaries, taxes, insurance and related costs for all such Station personnel.

     8.  OPERATION OF THE STATION.
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          8.1  VERIFICATION OF LICENSEE CONTROL AND RIGHTS OF LICENSEE.
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Notwithstanding anything to the contrary in this Agreement, the Licensee shall have full authority and power over the operation of the Station during the period of this Agreement. The Licensee

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shall retain control over the polices, programming and operations of the Station, including, without limitation, the right to decide whether to accept or reject any programming or advertisements which the Licensee deems unsuitable or contrary to the public interest; the right to preempt any programs in order to broadcast a program deemed by Licensee to be of greater national, regional, or local interest; and the right to take any other actions necessary for compliance with the laws of the United States, the rules, regulations, and policies of the FCC (including the prohibition on unauthorized transfers of control), and the rules, regulations and policies of other federal, state or local governmental authorities, including the Federal Trade Commission and the Department of Justice. The Licensee agrees that it shall carry its own public service programming at such times as the parties may agree based on the reasonable programming needs of the Programmer. With respect to the operation of the Station, the Licensee shall at all times be solely responsible for meeting all of the FCC's requirements with respect to the broadcast and nature of any public service programming, for maintaining the political and public inspection files and the Station log, and for the preparation of all programs/issues lists. The Licensee expressly acknowledges that its duty to maintain the Station's public inspection file is non-delegable and that Licensee retains sole responsibility for maintenance of such file. The Licensee verifies that it shall maintain the ultimate control over the Station's facilities, including specifically control over the finances with respect to its operation of the Station, over the personnel operating the Station, and over the programming to be broadcast by the Station.

          8.2.  VERIFICATION BY PROGRAMMER AND OBLIGATIONS OF PROGRAMMER.  The
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Programmer will, during the term of this Agreement, provide local news and public affairs programming relevant to the Station's community to assist Licensee in satisfying its obligations to respond to the needs of its community. Programmer will also forward to Licensee within twenty-four (24) hours of receipt by Programmer, any letter from a member of the general public addressing Station programming or documentation which comes into its custody which is required to be included in the Station's public file or which is reasonably requested by Licensee. The Programmer shall furnish within the Programming on behalf of the Licensee all Station Identification Announcements required by the FCC rules, and shall, upon request by the Licensee, provide monthly documentation with respect to such of the Programmer's programs which are responsive to the public needs and interests of the area served by the Station in order to assist the Licensee in the preparation of any required programming reports, and will provide upon request other information to enable the Licensee to prepare other records, reports and logs required by the FCC or other local, state or federal governmental agencies.

     9.  PAYOLA.  The Programmer will provide to the Station in advance of
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broadcast any information known to the Programmer regarding any money or other consideration which has been paid or accepted, or has been promised to be paid or to be accepted, for the inclusion of any matter as a part of any programming or commercial material to be supplied to the Licensee by the Programmer for broadcast on the Station, unless the party making or accepting such payment is identified in the program as having paid for or furnished such consideration in accordance with FCC requirements. Should the Station determine that an announcement is required by Section 317 of the Communications Act of 1934 and related FCC rules, the Programmer will insert that announcement in the Programming. The Programmer will obtain from its employees responsible for the Programming appropriate anti-payola/plugola affidavits. Commercial matter with obvious sponsorship identification will not require disclosure beyond the sponsorship identification

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contained in the commercial copy. The Programmer will at all times comply, and seek to have its employees comply, in all material respects with the requirements of Sections 317 and 507 of the Communications Act of 1934, as amended, and the related rules and regulations of the FCC.

     10.  COMPLIANCE WITH LAW.  The Programmer will comply in all material
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respects with all laws and regulations applicable to the broadcast of programming by the Station.

     11.  INDEMNIFICATION: RIGHTS OF THE LICENSEE.  The Programmer will
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indemnify and hold the Licensee, its officers, directors, stockholders, partners and employees harmless from and against all liability for libel, slander, illegal competition or trade practice, violation of rights of privacy, and infringement of copyrights or other proprietary rights and violations of the Communications Act of 1934 or FCC rules resulting from the broadcast of Programming furnished by the Programmer. Such indemnification shall apply to any and all claims, damages, liability, forfeitures, costs and expenses, including reasonable attorneys' fees, arising from the broadcasting of any programs supplied by the Programmer and shall survive the termination of this Agreement.

     12.  EVENTS OF DEFAULT: CURE PERIODS AND REMEDIES.
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          12.1  EVENTS OF DEFAULT.  The following shall constitute Events of
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Default under this Agreement:

          12.1.1.  NON-PAYMENT.  If Programmer shall fail to pay, within five
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business days of the date when due, the fees payable in accordance with Schedule
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2, hereof.
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          12.1.2  DEFAULT IN COVENANTS OR ADVERSE LEGAL ACTION.  The default by
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either party in the performance of any material covenant, condition or undertaking contained in this Agreement and such default is not cured within thirty (30) days after receipt of notice of default.

          12.1.3  BREACH OF REPRESENTATION.  If any material representation or
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warranty made by either party to this Agreement, or in any certificate or document furnished by either party to the other pursuant to the provisions of this Agreement, shall prove to have been false or misleading in any material respect as of the time made or furnished, and such misrepresentation or breach of warranty is not cured within thirty (30) days after receipt of notice of misrepresentation or breach.

          12.2.  TERMINATION UPON DEFAULT.  Upon the occurrence of an Event of
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Default, the non-defaulting party may terminate this Agreement, provided that it is not also in material default under this Agreement.

          12.3.  LIABILITIES UPON TERMINATION.  The Programmer shall be
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responsible for all of its liabilities, debts and obligations accrued from the purchase of broadcast time and transmission facilities of the Station, including, without limitation, indemnification pursuant to
Section 16 hereof; accounts payable, barter agreements and unaired
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advertisements, but not for the Licensee's federal, state, and local tax liabilities associated with Programmer's payments to

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Licensee as provided for herein, or for any other obligations or liabilities of the Licensee or the Station unless specifically assumed by the Programmer under this Agreement. Upon termination, the Programmer shall return to the Licensee any equipment or property of the Station used by the Programmer, its employees or agents, in substantially the same condition as such equipment existed on the date of this Agreement, ordinary wear and tear excepted, provided that the Programmer shall have no liability to the Licensee for any property of the Licensee which through ordinary use became obsolete or unusable, and any equipment purchased by the Programmer, whether or not in replacement of any obsolete or unusable equipment of the Licensee, shall remain the property of the Programmer.

     13.  TERMINATION UPON ORDER OF JUDICIAL OR GOVERNMENTAL AUTHORITY.  If any
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court of competent jurisdiction or any federal, state or local governmental authority designates a hearing with respect to the continuation or renewal of any license or authorization held by the Licensee for the operation of the Station, advises any party to this Agreement of its intention to investigate or to issue a challenge to or a complaint concerning the activities permitted by this Agreement, or orders the termination of this Agreement and/or the curtailment in any manner material to the relationship between the parties to this Agreement of the provision of programming by the Programmer, the Programmer shall have the option to seek administrative or judicial appeal of or relief from such order(s) (in which event the Licensee shall cooperate with the Programmer provided that the Programmer shall be responsible for legal fees incurred in such proceedings) or the Programmer shall notify the Licensee that the Agreement will be terminated in accordance with such order(s). If the FCC designates the renewal application of the Station for a hearing as a consequence of this Agreement or for any other reason, the Licensee shall be responsible for its expenses incurred as a consequence of the FCC proceeding; provided, however, that the Programmer shall cooperate and comply with any reasonable request of the Licensee to assemble and provide to the FCC information relating to the Programmer's performance under this Agreement. Upon termination following such governmental order(s), the Programmer shall pay to the Licensee any fees due but unpaid as of the date of termination as may be permitted by such order(s), and the Licensee shall reasonably cooperate with the Programmer to the extent permitted to enable the Programmer to fulfill advertising or other programming contracts then outstanding. Thereafter, neither party shall have any liability to the other.

     14.  MODIFICATION AND WAIVER.  No modification or waiver of any provision
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of this Agreement shall be effective unless made in writing and signed by the party adversely affected, and any such waiver and consent shall be effective only in the specific.

     15.  NO WAIVER: REMEDIES CUMULATIVE.  No failure or delay on the part of
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the Licensee or the Programmer in exercising any right or power under this
Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties to this Agreement are cumulative and are not exclusive of any right or remedies which either may otherwise have.

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     16.  CONSTRUCTION.  This Agreement shall be construed in accordance with
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the laws of the Station is located.  The obligations of the parties to this
Agreement are subject to all federal, state or local laws or regulations, including those of the FCC, now or hereafter in force.

     17.  HEADINGS.  The headings contained in this Agreement are included for
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convenience only and shall not in any way alter the meaning of any provision.

     18.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
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inure to the benefit of the parties and their respective successors and assigns.

     19.  ENTIRE AGREEMENT.  This Agreement embodies the entire agreement
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between the parties and there are no other agreements, representations, warranties, or understandings, oral or written, between them with respect to the subject matter hereof.

     20.  SEVERABILITY.  The event that any of the provisions contained in this
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Agreement is held to be invalid, illegal or unenforceable shall not affect any other provision hereof; and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SONSINGER, INC.                                   INSPIRATION MEDIA, INC.

By:  /s/  Eric H. Halvorson                       By:  /s/  Eric H. Halvorson
   --------------------------                        -------------------------
    Eric H. Halvorson                                  Eric H. Halvorson
    Vice President                                     Vice President

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                                   SCHEDULE 2

                             CALCULATION OF LMA FEE



BASE FEE
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     1.  CALCULATION.  The Licensee shall be paid, in advance on the first day
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of each month, a base monthly fee equal to the sum of:

          (a) ______________, and

          (b) The operational costs of the Station paid by Licensee.
Operational costs under this Subsection (b) shall include without limitation any
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rental expenses associated with studio and transmitter locations, music license fees, maintenance and utilities and any other expenses associated with operation of the Station which, by virtue of existing contracts with Licensee or otherwise, must continue to be paid directly by Licensee during the term of this Agreement. Operational costs shall not include professional fees or any principal or interest payments on notes payable. All other operational costs of the Station shall be paid directly by the Programmer.